Exhibit 32.1

Certification of

Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, David Jin, Interim Principal Executive Officer of Avenue Therapeutics, Inc. (the “Company”), in compliance with Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2022 (the “Report”) filed with the Securities and Exchange Commission:

•	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Jin
David Jin
Interim Principal Executive Officer
(Interim Principal Executive Officer)
May 16, 2022